UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                          SCHEDULE 14A




Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to 240.14a-12



                      JLM Couture, Inc.
     (Name of Registrant as Specified In Its Charter)



(Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

                       JLM COUTURE, INC.
                    (a Delaware Corporation)

                 Notice of 2001 Annual Meeting
                   of Shareholders to be held
                  at 11:00 A.M. on May 3, 2001


To the Shareholders of
JLM COUTURE, INC.:

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders (the "Meeting") of JLM COUTURE, INC. (the "Company") will be held on May 3, 2001 at 11:00 A.M. at the offices of Kalin & Associates, P.C., located at One Penn Plaza, Suite 1425, New York, NY, to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

     Proposals 2 through 9 would have the effect of being
anti-takeover provisions.
     Proposal 1.    To elect three directors to hold office until
the Annual Meeting of the Shareholders at which their term expires or until their successors have been duly elected.

     Proposal 2.    To consider and act upon a proposed amendment
to the Bylaws to provide for the classification of the Board of Directors into three classes.

     Proposal 3.    To consider and act upon a proposed amendment
to the Bylaws to provide that the size of the Board of Directors shall be five or less.

     Proposal 4.    To consider and act upon a proposed amendment
to the Bylaws to provide that directors may be removed only for cause by a majority vote of the Board of Directors then in office or by a two thirds (2/3) vote of the shareholders.

     Proposal 5.    To consider and act upon a proposed amendment
to the Bylaws to provide that any vacancy on the Board of Directors shall be filled by the remaining directors then in office, whether or not there is a quorum, only until the next annual meeting and thereafter until a successor shall be elected and shall qualify.

     Proposal 6.    To consider and act upon a proposed amendment
to the Bylaws to provide that a special meeting of the shareholders may be called by the Chairman of the Board of Directors or the President, and shall be called by the Chairman of the Board of Directors or the Corporate Secretary upon written request from a majority of the Board of Directors or two thirds (2/3) of the outstanding shares entitled to vote in an election of directors.

     Proposal 7.    To consider and act upon a proposed amendment

to the Certificate of Incorporation to provide that advance notice of shareholder nominations for the election of directors and of shareholder proposals for action at annual and special shareholder meetings shall be given and certain information shall be provided with respect to shareholder nominees and shareholder proposals.

     Proposal 8.    To consider and act upon a proposed amendment
to the Certificate of Incorporation to prohibit the right for written consent of shareholders in lieu of meeting to be an act of the shareholders as otherwise permitted under Section 228 of the General Corporation Law of Delaware, and to eliminate from the Bylaws the right for a written consent of shareholders in lieu of meeting to be an act of the shareholders.

     Proposal 9.    To consider and act upon a proposed amendment
to the Certificate of Incorporation to provide that the shareholder vote required to alter, amend or repeal the foregoing amendments is increased from a majority of the outstanding shares entitled to vote to two thirds (2/3) of the outstanding shares entitled to vote in an election of directors.

     Proposal 10.   To transact such other business as may properly
come before the Meeting.

     The Board of Directors has fixed March 16, 2001, at the close of business, as the record date for the determination of shareholders entitled to vote at the Meeting, and only holders of shares of Common Stock of the Company of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

     A complete list of shareholders entitled to vote at the Meeting shall be available for examination by any shareholder, for any purpose germane to the Meeting, during ordinary business hours from April 19, 2001 until the Meeting at the offices of the Company. The list will also be available at the Meeting.

     Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

                           By Order of the Board of Directors


                           Joseph E. O'Grady, Secretary
Date: March 29, 2001

     Requests for additional copies of proxy material and the Company's Annual Report for its fiscal year ended October 31, 2000 should be addressed to Shareholder Relations, JLM Couture, Inc., 225 West 37th Street, New York, NY 10018. This material will be furnished without charge to any shareholder requesting it.
                     JLM COUTURE, INC.
                      225 West 37th Street
                       New York, NY 10018


                        Proxy Statement


     The enclosed proxy is solicited by the management of JLM Couture, Inc. (the "Company") in connection with the 2001 Annual Meeting of Shareholders (the "Meeting") to be held on May 3, 2001 at 11:00 A.M. at the offices of Kalin & Associates, P.C., One Penn Plaza, Suite 1425, New York, NY, and any adjournment thereof. The Board of Directors (the Board") has set March 16, 2001 as the record date for the determination of shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

     The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended October 31, 2000 ("Fiscal 2000")(the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

     Only shareholders of record of the Company's 2,120,530 shares of Common Stock (the "Common Stock") outstanding at the close of business on March 16, 2001 will be entitled to vote. Each share of Common Stock is entitled to one vote. Holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum. The proxy statement, the attached notice of meeting, the enclosed form of proxy and the Annual Report are being mailed to shareholders on or about March 29, 2001. The mailing address of the Company's principal executive offices is 225 West 37th Street, New York, NY 10018.


PROPOSAL ONE.  ELECTION OF DIRECTORS

     A Board of three directors is to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three nominees named below, all of whom are presently directors of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. A term of office for each person elected as a director will continue to the next election of the class for which such directors are chosen and until their successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that the amendment to the Bylaws proposed herein to provide for the classification of the Board is approved, one class of director would hold office initially for a term expiring at the 2002 (Class I) Annual Meeting; another class, (Class II), would hold office initially for a term expiring at the 2003 Annual Meeting; and another class, (Class III), would hold office initially for a term expiring at the 2004 Annual Meeting.

     The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the following nominees as directors unless authority is withheld:


            .  Joseph E. O'Grady   -    Class I Director
            .  Daniel M. Sullivan  -    Class II Director
            .  Joseph L. Murphy    -    Class III Director


     The following table sets forth certain information as to the current directors of the Company, each of whom will be nominated for re-election as directors of the Company at the Meeting:


                                                Position with    Director
                  Age       the Company    Since


Joseph L. Murphy     46   Chief Executive          April 1986
                                             and Financial Officer,
                                             Director

Daniel M. Sullivan   76     Chairman of the     September 1986
                                              Board of Directors

Joseph E. O'Grady    79   Secretary and Director  February 1991


    Joseph L. Murphy, a founder of the Company, has been a director of the Company since its inception. During Fiscal 1992, Mr. Murphy was appointed President. In February 1993, Mr. Murphy was appointed Chief Executive Officer. Mr. Murphy is the brother of Mark Murphy, the Company's Vice President - Operations.

    Daniel M. Sullivan became a director in September 1986 and was elected Chairman of the Board in 1989. In 1989, Mr. Sullivan retired as President and Chief Executive Officer of Frost & Sullivan, Inc., a publicly-traded publisher of market research studies, a position he had held for more than five years prior to his retirement.

    Joseph E. O'Grady was appointed to the Board of Directors in February 1991. In December 1992, Mr. O'Grady was appointed Secretary of the Company. For more than the past five years, Mr. O'Grady has been the President of JOG Associates, Inc., a privately-held financial consulting firm based in Hicksville, NY. JOG Associates, Inc. arranges business financing and provides financial consulting services for closely-held companies.

    If Proposal 2 set forth herein is approved, directors will serve until the next election of the class for which such directors are chosen and until their respective successors are elected and qualified.

    During Fiscal 2000, the Board met informally. It acted four times by unanimous written consent.


OTHER EXECUTIVE OFFICERS


                                     Position with        Position
Name                Age   the Company       Held Since


Mark Murphy     36     Secretary and       May 1993
                                     Vice President-
                                     Operations


    Mark Murphy was appointed Vice President - Operations in May 1993. Mr. Mark Murphy joined the Company in January 1993. Prior to his joining the Company, Mr. Mark Murphy was employed as a manager by Accurate Testing Co., a metals testing company based in California, a position he had held since 1988. Mr. Mark Murphy is the brother of Joseph L. Murphy, the Company's President.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF
1934.

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such forms received by it, the Company believes that during Fiscal 2000 all executive officers and directors of the Company complied with all applicable filing requirements.


AUDIT AND COMPENSATION COMMITTEE

    During Fiscal 2000, the Audit and Compensation Committee (the
"Audit Committee") consisting of Messrs. O'Grady and Sullivan met one time.


AUDIT COMMITTEE REPORT

    The Audit Committee consists of a majority of independent directors all of whom meet the independence and experience requirements of Nasdaq Marketplace Rule 4200(a)(14). The Audit Committee's responsibilities are as described in a written charter adopted by the Board, which is attached as Appendix A to this Proxy Statement.

    The Audit Committee has reviewed and discussed the Company's audited financial statements for Fiscal 2000 with management and with the Company's independent auditors, Arthur Andersen LLP. The Audit Committee has discussed with Arthur Andersen LLP the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Arthur Andersen LLP its independence. Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for Fiscal 2000 be included in the Company's Annual Report on Form 10-KSB for Fiscal 2000 for filing with the Securities and Exchange Commission.

    Submitted by the members of the Audit Committee:


                                            Joseph E. O'Grady
                                            Daniel M. Sullivan



AUDIT FEES; FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES; ALL OTHER FEES

    Audit fees billed to the Company by Arthur Andersen LLP during Fiscal 2000 for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $88,270. The Company did not engage Arthur Andersen LLP to provide advice to the Company regarding financial information systems design and implementation during Fiscal 2000. The Company did not engage Arthur Andersen LLP during Fiscal 2000 for any other non-audit services.


EXECUTIVE COMPENSATION

    The following table sets forth information relating to the cash compensation received during the Company's last three fiscal years by the Company's President. None of the Company's other officers had cash compensation in Fiscal 2000 of more than $100,000 per year:

                        SUMMARY COMPENSATION TABLE


Name and               Annual Com-  Other                 Long Term          Other
Principal     Fiscal  pensation        Annual Com-   Compensation   Compen-
Position      Year     Salary ($)        pensation ($)    Options                sation($)
Joseph L.    2000    302,083        65,430                      -                        8,616
Murphy,        1999    208,667        77,437                      -                        8,654
President    1998    178,833        45,703                 200,000               10,132


EMPLOYMENT AGREEMENT

    On May 19, 1998, Mr. Joseph L. Murphy entered into an amended employment agreement (the "Agreement") with the Company. The
Agreement terminates May 19, 2003, unless terminated earlier. The base salary under the Agreement commenced at $200,000 per annum.
As additional compensation, Mr. Murphy receives five percent (5%) of the Company's annual pre-tax profits. As additional compensation, Mr. Murphy was granted a five year option to purchase
200,000 shares of Common Stock of the Company exercisable at a rate of 50,000 shares immediately and 50,000 shares on each yearly anniversary date thereof at an exercise price of $2.5625 per share, that being the fair market value of a share of Common Stock on the date of grant. On January 19, 2000, the Board of Directors authorized an amendment to the Agreement to increase Mr. Murphy's base salary to $325,000 per year commencing February 1, 2000.

STOCK OPTION PLAN

    On August 26, 1996, the Company adopted a stock option plan
(the "1996 Plan"). The 1996 Plan provides for the issuance of incentive and non-statutory stock options to employees, consultants advisors and/or directors for a total of up to 100,000 shares of Common Stock. The 1996 Plan was amended by the Board of Directors
(subject to stockholder approval) in September 1998 to increase the authorized number of shares thereunder from 100,000 to 250,000 shares. A majority of the Company's shareholders approved the amendment to the 1996 Plan in October 1998, at the Company's 1998
Annual Meeting of Shareholders. The exercise price of options granted may not be less than the fair market of the shares on the date of grant (110% of such fair market value for a holder of more than 10% of the Company's Common Stock). The 1996 Plan will terminate on August 26, 2006.

            AGGREGATED OPTION EXERCISES IN LAST FISCAL
              YEAR AND FISCAL YEAR-END (FYE) OPTION VALUES

                                                                                                  Value of
                                                                                                  Unexercised
                                                                   Number                 In-the-Money
                                                                   Of Unexercised    Options
                                                                   Options                  At FYE
                     Shares                                 At FYE                    Acquired ($)
                     Acquired        Value            Exercisable/         Exercisable/
Name          On Exercise  Realized(1) Unexercisable     Unexercisable (1)
Joseph L.
Murphy            -                        -               250,000/50,000   9.225/1.845

Mark
Murphy            -                        -                                 0/0                 0/0

Joseph E.
O'Grady           -                        -                            10,000/0            0/0

Daniel M.
Sullivan          -                        -                              20,000/0        5,625/0
______________
     <F1>
(1) Represents fair market value of Common Stock at October 31,
    2000 of $2.5625 as reported by NASDAQ, less the exercise price.

COMPENSATION OF DIRECTORS

    Directors not employed by the Company are compensated as consultants for the time spent on Company matters, including attendance at directors' and other meetings. During Fiscal 2000, Mr. Sullivan received $25,000 and Mr. O'Grady received $48,467 as consultant fees.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of February 21, 2001, the number of shares of Common Stock held of record or beneficially (i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding shares of Common Stock, (ii) by each director and (iii) by all officers and directors as a group:

                                                Number of                   Percent of
Names and Address          Shares Owned (1)    Outstanding Shares


Joseph L. Murphy              662,373(2)(3)(6)       31.23%
225 West 37th Street
New York, NY 10123

Daniel M. Sullivan            181,339(2)(6)           8.55%
225 West 37th Street
New York, NY 10123

Harvest Capital                78,740                         3.71%
Corporation
225 West 37th Street
New York, NY 10123

Joseph E. O'Grady              14,666(2)                   (7)

FMR Corp.                     181,500(4)                        8.55%
82 Devonshire Street
Boston, MA 02109

Carl Seaman                   281,666(5)                    13.28%
12 The Poplars
Roslyn, NY 11576

All Directors and
  officers as a
  group (4 persons)           917,435(2)(6)          43.26%

________________

(1) Unless otherwise indicated, all shares of Common Stock are owned directly.

(2) Includes 250,000, 20,000, 10,000 and 315,000 shares for
    Messrs. J. L. Murphy, Sullivan, O'Grady and all officers and directors as a group, respectively, that are issuable upon exercise of presently exercisable options at an average exercise price of approximately $3.21 per share.

(3) 118,331 of these shares are pledged to a bank to secure a personal loan.

(4) Based on information furnished to the Company on Schedule
    13G/A dated February 14, 2001.

(5) Based on information furnished to the Company on Schedule 13D dated June 1, 1995 filed with the Company on behalf of Mr.
    Seaman.

(6) Pursuant to the Securities Exchange Act of 1934, in addition to the ownership of Common Stock set forth above, Mr. Joseph
    L. Murphy, by virtue of his position with (President and a director) and ownership of 22.1% of the outstanding Common
    Stock of Harvest Capital Corporation ("Harvest") and Mr.
    Sullivan, by virtue of his position with Harvest (Secretary and a director), are considered to be the beneficial owners of the shares of Common Stock owned by Harvest. Messrs. Murphy and Sullivan disclaim beneficial ownership of these shares.

(7) Less than one percent.


    The Company is unaware of any arrangement, the operation of which, at a subsequent date, may result in a change of control of the Company.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On December 22, 1998, Mr. Joseph L. Murphy purchased from the
Company 200,000 shares of Common Stock at a price of $2.25 per share, the market value of such shares on such date. The purchase was financed by Mr. Murphy executing a ten year promissory note due to the Company in the principal amount of $450,000. The promissory note bears interest at 5% per annum and requires annual principal payments of $45,000 with accrued interest. The purchase was approved by the unanimous consent of the Board. The Company sold these shares to Mr. Murphy because it was deemed to be in the best interests of the Company for him to increase his equity ownership in the Company to better align his interest with that of the other shareholders of the Company.

    On June 5, 2000, pursuant to an employment agreement the Company issued 50,000 unregistered shares of the Common Stock to an employee of the Company. This employment agreement expires on October 31, 2008.

    On October 16, 2000, the Company lent $29,000 to Mr. Joseph L.
Murphy for personal reasons. Interest on this loan is payable monthly at a rate of 7% per annum and principal payments are to be made in accordance with the terms of a promissory note between Mr.
Murphy and the Company.


CLASSIFICATION OF THE BOARD OF DIRECTORS AND RELATED MATTERS
(PROPOSALS 2 through 9)

   The following proposals would have the effect of being anti-takeover provisions.
    To enhance continuity and stability of the Board and the policies formulated by the Board, the Board has unanimously approved and is proposing amendments to the Bylaws and the Certificate of Incorporation to provide for classification of the Board and certain related matters (the "Classified Board
Amendments"). The proposed amendments to the Bylaws will divide the Board into three classes, as nearly equal in number as possible. After a transitional arrangement, directors will serve for three years, with one class being elected each year (Proposal
2). In addition, the proposed amendments to the Bylaws and the Certificate of Incorporation provide that: (1) The size of the Board shall be five or less (Proposal 3); (2) Directors may be removed only for cause by the majority vote of the Board then in office or by the vote of two thirds (2/3) of the outstanding shares entitled to vote in an election of directors (Proposal 4); (3) any vacancy on the Board shall be filled by the remaining directors then in office, whether or not there is a quorum, only until the next annual meeting and thereafter until a successor shall be elected and shall qualify (Proposal 5); (4) a special meeting of the shareholders may be called only by the Chairman of the Board or the President, and shall be called by the Chairman of Board or the Corporate Secretary upon written request from a majority of the Board or two thirds (2/3) of the outstanding shares entitled to vote in the election of directors (Proposal 6); (5) advance notice of shareholder nominations for the election of directors and of shareholder proposals for action at annual and special shareholder meetings shall be given and certain information shall be provided with respect to shareholder nominees and shareholder proposals
(Proposal 7); (6) prohibition of the right for the written consent of shareholders in lieu of meeting to be an act of the shareholders as otherwise permitted in Section 228 of the General Corporation
Law of Delaware and the Bylaws (Proposal 8); and (7) the shareholder vote required to alter, amend or repeal the foregoing amendments shall be increased from a majority vote of the shareholders to two thirds (2/3) of the outstanding shares entitled to vote in the election of directors (Proposal 9).

    In the opinion of the Board, the proposed amendments are desirable to help ensure stability and continuity in the management of the Company's business and affairs. Although there have been no problems with respect to stability or continuity of the Board, the Board believes that the longer time required to elect a majority of a classified Board (two years) will help to prevent the occurrence of such problem in the future. The Board also believes that the proposed amendments are desirable to help discourage hostile attempts to take control of the Company. Neither the Company's
Certificate of Incorporation nor the Bylaws presently contain provisions that could be characterized as specific "anti-takeover" provisions.

    Existing federal and state laws provide some protection to shareholders in connection with attempts to acquire control of a corporation. Federal securities laws and regulations generally govern the disclosure required to be made to shareholders in the process of a solicitation for proxies in a proxy contest as well as in connection with business combinations. Delaware law contains certain "business combination" provisions, which limit stock acquisitions and business combinations involving any person who acquires 15% or more of such corporation's voting shares, unless the Board approves the transaction and certain other requirements are met. Under Delaware law, where the Company is incorporated, shareholders are also given certain voting rights and are entitled to certain notices of meetings. Otherwise, the conduct of meeting is governed largely by provisions of the Certificate of Incorporation and the Bylaws.

    The Board believes that, while the foregoing disclosure and procedural requirements and regulatory procedure may help defend against hostile takeover attempts, they may not apply or be adequate in all cases. A third party that obtained the necessary approvals and acquired a substantial block of the Common Stock or simply acquired a block of stock just below the threshold triggering regulatory approvals, might desire to gain control of the Company or attempt to realize a profit on its investment without purchasing the remainder of the Common Stock through a tender offer or other means of acquisition. Such a purchaser might attempt to force the Company to accept a merger or restructuring, or offer to repurchase shares at a premium, or accept other proposals by launching a proxy contest to unseat the Board. In many takeover attempts, following a substantial accumulation of stock of the target company, the purchaser has sought representation on the target company's board of directors in order to increase the likelihood that its proposals will be implemented by the target company.

    The Board believes that substantial inequities can result to remaining shareholders of a company that has become the target of such takeover tactics. The threat of removal of the Board in this situation could severely curtail its ability to negotiate effectively with potential purchasers. The Board would be deprived of the time and information necessary to evaluate a takeover proposal, to study alternative proposals and to help maximize the price obtained in any transaction. Among other things, the Classified Board Amendments further reduce this threat to the removal of the Board by classifying the Board so that only one-third of its members are elected each year. To provide additional protections, they also limit the circumstances in which a director may be removed or replaced and when special shareholders meetings may be called, as well as limiting the number of directors to five, or less, and impose certain notice requirements on shareholders'
 nominations of directors and other business proposals.
    The Board believes that, to the extent a proxy contest is of a plan to acquire control of the Company, adoption of the Classified Board Amendments will encourage the purchaser to negotiate directly with the Company. Moreover, the Board believes that shareholders are more likely to be treated fairly in a transaction negotiated by directors than in one accomplished without the required approval of such directors. The Board also believes that it is in a better position than individual shareholders of the Company to negotiate effectively on behalf of all shareholders.

    The Classified Board Amendments are not being recommended in response to any specific effort of which the Company is aware to accumulate the Company's stock or to obtain control of the Company or its Board by means of a solicitation in opposition to management. The adoption of one or more of these proposals will tend to enhance the ability of management to resist takeover efforts including offers to purchase shares at a substantial premium to the then current market value or transactions that may be favored by a majority of the independent shareholders. Although the Board may review other possible anti-takeover programs, the Board has no present intention of proposing additional amendments to the Certificate of Incorporation or the Bylaws that would affect the ability of a third party to change control of the Company.

    Directors of the Company are presently elected by a plurality of the votes cast at any election of directors, and holders of Common Stock are entitled to cast one vote for each share of Common
Stock held. Delaware law permits, but does not require, a corporation to include in its certificate of incorporation a provision for cumulative voting for the election of the corporation's Board of Directors. The Company's Certificate of
Incorporation does not provide for cumulative voting.


PROPOSED AMENDMENTS (2 through 9)

    The following description is qualified in its entirety by reference to the full text of the proposed amendments included in Appendixes B and C attached hereto. Appendix B contains the proposed amendments to the Bylaws and Appendix C contains the proposed amendments to the Certificate of Incorporation.


PROPOSAL 2.   CLASSIFICATION OF BOARD OF DIRECTORS

    Delaware law provides that the Certificate of Incorporation or the Bylaws may provide that the directors be divided into one, two or three classes, the terms of office of the directors initially classified to be as follows: that of the first class to expire at the next annual meeting of shareholders; the second class at the second succeeding annual meeting; the third class, if any, at the third succeeding annual meeting. The Company's Bylaws now provide for the election of all directors annually. The proposed amendment to Section 3.01 of Article III of the Bylaws provides for the creation of three separate classes of directors. The classes will be as nearly equal in number as possible, with each class including at least one director. Upon their initial election, the member(s) of the first class of directors will hold office for a term expiring at the next annual meeting of the shareholders after their election (2002), the member(s) of the second class will hold office for a term expiring at the second annual meeting of shareholders after their election (2003) and the member(s) of the third class will hold office for a term expiring at the third annual meeting of shareholders after their election (2004). At each annual meeting after 2001, shareholders will elect the successors of director(s) whose terms expire at such annual meeting. The same procedure would be repeated in each year, with the result that only approximately one-third of the whole Board would be elected each year.

    The proposed amendment will ensure stability and continuity in the management of the Company's business and affairs. The Company believes that the longer time required to elect a majority of a classified Board (two years) is desirable to help discourage hostile attempts to take control of the Company. The potential disadvantage to shareholders is that two years will be required to replace a majority of members of the Board.

    Under Delaware law, the affirmative vote of the majority of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting is required to adopt this proposed amendment to the Bylaws. Abstention and broker non-votes count as a vote against this proposal.

PROPOSAL 3.   SIZE OF BOARD OF DIRECTORS

    Article III, Section 3.01 of the Bylaws presently provides that the number of directors on the Board shall be determined by a resolution of the Board or by the shareholders at an annual meeting. In a resolution passed by the Board, the number of directors has been established at three. Under Delaware law the board of directors of a corporation shall consist of one or more members and shall be fixed by, or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number of directors in which case a change in the number of directors can only be made by amendment of the certificate of incorporation.

    This proposed amendment to the Bylaws fixing the number of Directors at five or less is to prevent the Board from increasing the number of directors on the Board beyond five without shareholder approval, which shall be two-thirds of the outstanding shares if Proposal 9 is approved. The disadvantage to the shareholders if this Proposal and Proposal 9 are approved is that enlargement of the Board would be more difficult since it would take a two-thirds (2/3) vote of the shareholders rather than a simple majority vote of a resolution of the Board. The proposed amendment does not change the number of directors on the Board from the present number, which the present Board feels is an effective size, and is intended to prevent increasing the number of directors with hostile directors who may not have the interest of all shareholders in mind. The present Board believes a small Board of Directors can more effectively conduct the business of the Company to the advantage of its shareholders rather than a larger board.

    Under Delaware law, the affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting is required to adopt this proposed amendment to the Bylaws.
Abstentions and broker non-votes count as a vote against the proposal.


PROPOSAL 4.   REMOVAL OF DIRECTORS

    The Bylaws currently provide that directors may be removed with or without cause by a vote of a majority of the shares of outstanding Common Stock entitled to vote at an election of directors at a meeting expressly called for that purpose. Delaware law provides that any or all of the directors of a corporation may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors except in the case of a corporation with a classified board, directors may only be removed for cause unless the certificate of incorporation otherwise provides. The proposed amendment provides that a director or the entire Board may be removed only for cause by the Board or by a two thirds (2/3) vote of the shareholders. The proposed amendment to Article III, Section 3.14 of the Bylaws would preclude the removal of directors without cause and would have the effect of increasing the shareholder-voting requirement for removal of directors for cause from a majority to two-thirds (2/3) of the shares entitled to vote in the election of directors.

    Under Delaware law, the affirmative vote of the majority of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting is required to adopt this proposed amendment to the Bylaws. Abstentions and broker non-votes count as a vote against this proposal.

PROPOSAL 5.    FILLING VACANCIES ON THE BOARD OF DIRECTORS

    Section 3.02 of Article III of the Bylaws currently provides that any vacancy on the Board may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual meeting and until their successors are duly elected and qualified. It is proposed that section 3.02 of Article
III of the Bylaws be amended to provide that a director chosen by the Board to fill a vacancy shall serve only until the next annual meeting and thereafter until a successor shall be elected and shall qualify for the reminder of that unexpired term.

    Under Delaware law, the affirmative vote of the majority of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting is required to adopt this proposed amendment to the Bylaws. Abstentions and broker non-votes count as a vote against this proposal.

PROPOSAL 6.   SPECIAL SHAREHOLDERS' MEETINGS

    Under the Company's current Bylaws, special meetings of the shareholders may be called by the Board, the Chairman of the Board, the President, or in their absence or disability, by any vice president and at the written request of shareholders owning not less than one-tenth (1/10) of all the shares of Common Stock entitled to vote at the meeting. The proposed amendment to Article
II, Section 2.02 of the Bylaws would limit the calling of special shareholders' meetings to the Chairman of the Board or the President, and the Chairman of the Board or the Corporate Secretary upon written request from a majority of the Board of Directors or two thirds (2/3) of the outstanding shares entitled to vote in an election of directors. Thus, shareholders would require two-thirds
(2/3) of the outstanding shares entitled to vote in an election of directors to call a special meeting rather than the present one-tenth (1/10) of the shares. The proposed amendment would prevent persons acquiring a majority of the outstanding shares from callinga special meeting for the purpose of removing directors or making other proposals that could disrupt the continuity and stability of the Board and the policies of the Board.
    Under Delaware law, the affirmative vote of the majority of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting is required to adopt this proposed amendment to the Bylaws. Abstentions and broker non-votes count as a vote against this proposal.

PROPOSAL 7.   NOTICE OF SHAREHOLDER BUSINESS AND NOMINATIONS

    The proposed amendment to the Certificate of Incorporation would provide that shareholders intending to nominate candidates for election must deliver written notice to the Secretary of the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The proposed amendment further provides that the notice shall set forth certain information concerning the shareholder and its nominee(s), including names and addresses, a representation that the shareholder is entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, a description of all arrangements or understandings between the shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election for the nominee(s) of the shareholder and the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any persons not made in compliance with the foregoing procedure.

    The proposed amendment provides that for business to be properly brought before an annual meeting, such business must be specified in a notice of meeting given by the Board or otherwise properly proposed by the Board, or be brought by a shareholder not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The proposed amendment also provides that a shareholder proposal must contain a brief description of the business and reasons for conducting the business at an annual meeting, the name and address of the shareholder making the proposal, the class and number of shares beneficially owned by such shareholder and any material interest of the shareholder in the business. The amendment also provides that the chairman of the meeting may determine that a shareholder proposal was not properly brought and that the business will not be transacted.

    The advance notice requirements afford the Board the opportunity to consider the qualification of proposed nominees and the merits of shareholder proposals and, to the extent deemed appropriate, inform shareholders about its position on such matters. Although the proposed amendments do not give the Board any power to approve or disapprove of shareholder nominations for election of directors or to prevent the introduction of business, it may have the effect of precluding such matter if the proposed procedures are not followed and may discourage such shareholder action, without regard to whether this might be harmful or beneficial to the Company and its shareholders.

    The purpose of making this proposed amendment a part of the Certificate of Incorporation is so that it may only be changed by shareholder approval. If Proposal 9 is also approved by the shareholders, a subsequent change to this amendment to the Certificate of Incorporation will require two-thirds of the shares entitled to vote in the election of directors rather than a majority.

    Under Delaware law, the affirmative vote of the majority of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting is required to adopt this proposed amendment to the Certificate of Incorporation.
Abstentions and broker non-votes count as a vote against this proposal.


PROPOSAL 8.   PROHIBITION FROM OBTAINING SHAREHOLDER VOTE BY
              WRITTEN CONSENT OF SHAREHOLDERS

    Delaware law provides that unless otherwise provided in the certificate of incorporation any action required to be taken or which may be taken at any meeting of shareholders may be taken without a meeting, without prior notice and without a vote, by written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting.
Article II Section 2.12 of the Bylaws provides similarly. The proposed amendment to the Certificate of Incorporation would prohibit the right for a written consent of shareholders in lieu of meeting to be action required to be taken or which may be taken at any meeting of shareholders, as otherwise permitted under Section
228 of the General Corporation Law of Delaware. This proposal would also eliminate Article II Section 2.12 of the Bylaws which provides similarly. This would mean that no shareholder approval could be obtained without having an actual meeting of shareholders where information would be presented to all shareholders. The
Company believes that this is in the best interests of all of the shareholders because before any shareholder vote could be taken more information would be available to them to evaluate the specific proposal. While it could slow down and increase the cost to get shareholder approval in the event of certain ministerial events, the Board believes it is in the best interests of the Company to make sure there is the opportunity for a full discussion of the issues before an important matter affecting the Company requiring a shareholder vote is decided.

    Under Delaware law, the affirmative vote of the majority of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting is required to adopt these proposed amendments to the Bylaws and the Certificate of Incorporation. Abstentions and broker non-votes count as a vote against this proposal.


PROPOSAL 9.   INCREASED SHAREHOLDER VOTE FOR ALTERATION,
              AMENDMENT OR REPEAL OF PROPOSED AMENDMENTS

    Delaware law provides that the certificate of incorporation of a corporation may contain provisions specifying a higher proportion of votes of the holders of shares that shall be necessary at any meeting of shareholders for the transaction of any business or any specified item of business, including amendments to the certificate of incorporation and the bylaws, than the proportion prescribed by Delaware Law in the absence of such provision (generally a majority of the voting power of the stock represented at a meeting at which a quorum is in attendance). Under Delaware Law and the Bylaws, an amendment to the certificate of incorporation generally requires authorization by a resolution of the board of directors and approval by a vote of the holders of a majority of all outstanding shares entitled to vote thereon. Under Delaware Law and the Bylaws the power to amend the Bylaws generally requires approval by a majority vote of the shareholders entitled to vote thereon; the directors may amend the Bylaws if the certificate of incorporation so provides. The Certificate of Incorporation does not currently confer upon the directors the power to amend the Bylaws.

    The proposed amendment to the Certificate of Incorporation would provide that the foregoing amendments to the Bylaws and the Certificate of Incorporation could be amended or repealed only with approval of the holders of at least two-thirds (2/3) of the outstanding shares. The requirement of an increased shareholder vote is designed to prevent a shareholder with a simple majority of the voting power of the Company from avoiding the requirements of the proposed amendments by simply repealing them. It will also have the effect of giving the holders of one third (1/3) or more of the Company's outstanding shares of Common Stock a veto power over any changes in the proposed amendments, even if these changes are favored by a majority of shareholders or the Board.

    Under Delaware law, the affirmative vote of the majority of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting is required to adopt this proposed amendment to the Certificate of Incorporation.
Abstentions and broker non-votes count as a vote against this proposal.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF
THE ABOVE PROPOSED AMENDMENTS.

PROPOSAL 10.  OTHER MATTERS

    The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    The Board has not selected independent certified public accountants as auditors of the financial statements of the Company for its current fiscal year ending October 31, 2001. A member of Arthur Andersen LLP, the firm that audited the Company's financial statements for Fiscal 2000, is expected to be at the Meeting and will be given the opportunity to make a statement and to answer questions any shareholders may have.


SHAREHOLDERS' PROPOSALS

    Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 225 West 37th
Street, Fifth Floor, New York, New York  10018 on or before
September 19, 2001.

                             By Order of the Board of Directors



                             Joseph E. O'Grady
                             Secretary

Dated: March 29, 2001












                      APPENDIX A

                        JLM COUTURE, INC.

                     AUDIT COMMITTEE CHARTER



Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of a majority of directors who are independent of the management of JLM
Couture, Inc. (the "Corporation") and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.


Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.


Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

         Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries.

         Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         Review with the independent auditors, the company's internal auditor; and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.
         Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

         Review the internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year; and the coordination of such plans with the independent auditors.

         Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan with explanations for any deviations from the original plan.

         Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without the members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

         Review accounting and financial human resources and succession planning within the company.

         Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

         Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.













































                           APPENDIX B


    PROPOSED AMENDMENTS TO THE BYLAWS TO ESTABLISH A CLASSIFIED
BOARD OF DIRECTORS AND MAKE CERTAIN RELATED AMENDMENTS.


    PROPOSAL 2.    Section 3.02 of Article III of the Bylaws is
amended to provide as follows:

         3.02      Elections and Term of Directors.

    Directors shall be elected at each annual meeting of the shareholders, or, if no such election shall be held, at a meeting called and held in accordance with the statutes of the State of Delaware. Each Director shall be elected to hold office until the expiration of the term for which he is elected, and thereafter until a successor shall be elected and shall qualify. The directors shall be divided, with respect to the terms for which they severally hold office, into three classes, hereby designated as Class I, Class II and Class III. Each class shall have at least one director and the three classes shall be as nearly equal in number as possible. The initial terms of office of the Class I, Class II and Class III directors, elected at the 2001 annual meeting of shareholders, shall expire at the next succeeding annual meeting of shareholders, the second succeeding annual meeting of shareholders and the third succeeding annual meeting of shareholders, respectively. At each annual meeting of shareholders after 2001 the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders to be held in the third year following the year of their election.


    PROPOSAL 3.    Section 3.01 of Article III of the Bylaws is
amended to provide as follows:

            3.01   Number of Directors.

       The number of directors shall be fixed by resolution of the Board of Directors at five or less.


       PROPOSAL 4.    Section 3.14 of Article III of the Bylaw is
amended to provided as follows:

              3.14      Removal of Directors.

       Any of the directors may be removed from office, for cause only, by action of the Board of Directors or by vote of the shareholders holding two-thirds (2/3) of the outstanding shares entitled to vote in an election of Directors.


       PROPOSAL 5.    Section 3.02 of Article III of the Bylaws is
amended to provide as follows:

            4.          Vacancies.

       Vacancies occurring in the Board of Directors for any reason may be filled by vote of a majority of the directors then in office, although less than a quorum exists or a vote of the holders of
1301:    two-thirds (2/3) of the outstanding shares entitled to vote in an election of Directors.
       Directors elected to fill a vacancy shall be elected to hold office until the next annual meeting of the shareholders and thereafter until a successor shall be elected and shall qualify for the remainder of that unexpired term.


       PROPOSAL 6.    Section 2.02 of Article II of the Bylaws is
amended to provide as follows:

                 2.02        Special Meetings.

       Special meetings of the shareholders may be called by the Chairman of the Board of Directors or by the President, and shall be called by the Chairman of the Board or by the Secretary at the request in writing of a majority of the Board of Directors or two thirds (2/3) of the holders of the outstanding shares entitled to vote in an election of Directors. Such meetings shall be held at such time as may be fixed in the call and stated in the notice of meetings. Any such written request shall state the purpose or purposes of the proposed meeting.


       PROPOSAL 8.    Section 2.12 of Article II of the Bylaws is
eliminated to prohibit the written consent of shareholders in lieu of meeting to be action required to be taken or which may be taken at any meeting of shareholders, as otherwise permitted under
Section 228 of the General Corporation Law of Delaware.


CONFORMING AMENDMENT

       The foregoing Amendments also require a conforming Amendment to
Article XI of the Bylaws, which shall read as follows:

       (a) Except as otherwise provided by these Bylaws or the Certificate of Incorporation, the Bylaws of the Corporation may be amended, repealed or adopted by vote of the holders of record of the shares at the time entitled to vote an the election of directors; provided that Sections 3.01, 3.02, and 3.14 of Article
III, Sections 2.02 and 2.12 of Article II and Sections (a) and (b) of Article XI of the Bylaws shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least two-thirds
(2/3) of the outstanding shares entitled to vote an the election of directors. Except as otherwise provided above, Bylaws may also be amended, repealed, or adopted by the Board of Directors, but any Bylaw adopted by the Board may be amended or repealed by the shareholders entitled to vote thereon as herein above provided.

       (b) If any Bylaw regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors the Bylaw(s) so adopted, amended or repealed, together with a concise statement of the change made.































                            APPENDIX C


       PROPOSED CONFORMING AMENDMENTS TO THE CERTIFICATE OF
INCORPORATION IN CONNECTION WITH CLASSIFICATION OF THE BOARD OF
DIRECTORS

       PROPOSAL 7.    The following is adopted as a new Article XVII of
the Certificate of Incorporation:


       ARTICLE XVII.  Notice of Shareholders Business and Nomination.

       A. Nomination of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the shareholders may be made at an annual meeting of the shareholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors of the Corporation (iii) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in this section of the Certificate of Incorporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in the Certificate of Incorporation.

       B. For nomination or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of paragraph A of this section, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving a shareholder's notice as described above. Such shareholder's notice shall set forth (x) as to each person who the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitation of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 there-under (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (y) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reason for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (z) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner and (B) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

       C. Notwithstanding anything in the second sentence of paragraph B of this section to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement of the Corporation naming all of the nominees for Director or specifying the size of the increased of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this section of the Certificate of Incorporation shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

       D. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who is shareholder of record at the time of giving of notice provided for in this provision, who shall be entitled to vote at the meeting and who complies with the notice procedure set forth in this provision.
In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the shareholder's notice required by paragraph B of this section shall be delivered to the Secretary at the principal executive office of the Company not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of (i) the 60th day prior to such special meeting or (ii) the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event, shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of shareholders notice.

       E. Only such persons who are nominated in accordance with procedures set forth in this section shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in the Certificate of Incorporation and, if any proposed nomination or business is not in compliance with this section to declare that such defective proposal or nomination shall be disregarded.

       F. For purposes of the Certificate of Incorporation public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 15 or 15(d) of the Exchange Act.

       G. Notwithstanding the foregoing provisions of this section a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this section. Nothing in this section shall be deemed to affect any rights (a) of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to the Rule 14a-8 under the Exchange Act or (b) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

       Proposal 8.    The following is adopted as a new Article XVIII
of the Certificate of Incorporation:


       ARTICLE XVIII. Prohibition Against Obtaining Shareholder Consent
Pursuant to Section 228 of the General Corporation Law.

       The Corporation shall be prohibited from obtaining an action required to be taken or which may be taken at any meeting of shareholders through a consent of shareholders of the Corporation in writing in lieu of meeting, as otherwise permitted by Section
228 of the General Corporation Law of Delaware or as provided in any amendment to such law.

       Proposal 9.    The following is adopted as a new Article XVIV of
the Certificate of Incorporation:


       ARTICLE XVIV.  Shareholder Vote Required to Alter, Amend or
Repeal.

       Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least two thirds (2/3) of the outstanding shares entitled to vote in an election of Directors shall be required to alter, amend or repeal this Certificate of Incorporation or Sections 2.02 and
2.12 of Article II, Sections 3.01, 3.02 and 3.14 of Article III, and Sections (a) and (b) of Article XI of the Bylaws.

                              PROXY


       This proxy is Solicited by the Board of Directors of JLM
Couture, Inc.

       Proxy for 2001 Annual Meeting of Shareholders.

       The undersigned hereby appoints Joseph L. Murphy and Daniel M. Sullivan proxies of the undersigned, with full power of substitution, to vote shares of Common Stock of the Company which the undersigned is entitled to vote at the 2001 Annual Meeting of the Shareholders to be held on Thursday, May 3, 2001 at 11:00 A.M. and any adjournments thereof as follows:

       THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1 AND FOR
PROPOSALS (2) THROUGH (9).


       (1)  ELECTION OF DIRECTORS:

       Instruction:  To vote for all nominees, place an X in Box Number
1.

       To withhold authority to vote for any individual nominee, place an X in Box Number 2, and draw a line through his name in the list below.

       1. ___    For All Nominees
       2. ___    For all Nominees Except Those With A Line Through
                 Their Name


    CLASS I                 CLASS II            CLASS III
Joseph E. O'Grady     Daniel M. Sullivan     Joseph L. Murphy


       (2) Proposal to ratify the amendment to the Bylaws to provide for classification of the Board of Directors into three classes.

                 The Board of Directors recommends a vote FOR this proposal.

            FOR __              AGAINST __               ABSTAIN __


       (3) Proposal to ratify the amendment to the Bylaws to provide that the size of the Board of Directors shall be five or less.

       The Board of Directors recommends a vote FOR this proposal.

            FOR __              AGAINST __               ABSTAIN __


       (4) Proposal to ratify the amendment to the Bylaws that directors may be removed only for cause by a majority vote of the Board of Directors then in office or by a two-thirds (2/3) vote of the shareholders.

       The Board of Directors recommends a vote FOR this proposal.

            FOR __              AGAINST __               ABSTAIN __


       (5) Proposal to ratify the amendment to the Bylaws that any vacancy on the Board of Directors shall be filled by the remaining directors then in office, whether or not there is a quorum, only until the next annual meeting and thereafter until a successor shall be elected and shall qualify.

       The Board of Directors recommends a vote FOR this proposal.

            FOR __              AGAINST __               ABSTAIN __


       (6) Proposal to ratify the amendment to the Bylaws to provide that a special meeting of the shareholders may be called by the Chairman of the Board of Directors or the President and shall be called by the Chairman of the Board of Directors or the Corporate Secretary upon written request from a majority of the Board of Directors or two-thirds (2/3) of the outstanding shares entitled to vote in the election of directors.

       The Board of Directors recommends a vote FOR this proposal.

            FOR __              AGAINST __               ABSTAIN __


       (7) Proposal to ratify the amendment to the Certificate of Incorporation to provide that advance notice of shareholder nominations for the election of directors and of shareholder proposals for action at annual and special shareholder meetings shall be given and certain information shall be provided with respect to shareholder nominees and shareholder proposals.

       The Board of Directors recommends a vote FOR this proposal.

            FOR __              AGAINST __               ABSTAIN __


       (8) Proposal to ratify the amendment to the Certificate of Incorporation to prohibit obtaining the vote of shareholders through a consent in writing in lieu of meeting as otherwise provided in Section 228 of the General Corporation Law of Delaware and to eliminate from the Bylaws the right to obtain a shareholder vote by written consent of shareholders in lieu of meeting.

       The Board of Directors recommends a vote FOR this proposal.

            FOR __              AGAINST __               ABSTAIN __


       (9) Proposal to ratify the amendment to the Certificate of Incorporation to provide that the shareholder vote required to alter, amend or repeal the foregoing amendments is increased from a majority vote of the shareholders to two thirds (2/3) of the outstanding shares entitled to vote in the election of directors.

       The Board of Directors recommends a vote FOR this proposal.

            FOR __              AGAINST __               ABSTAIN __


       In their discretion, the proxies are authorized to vote upon other matters properly coming before the meeting or any adjournment thereof.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR the nominees listed in proposal 1 and for proposals 2 through 9.

DATED:                  , 2001



(Signature)



(Signature, if held jointly)

Where stock is registered in the
names of two or more persons ALL
should sign.  Signature(s) should
correspond exactly with the name(s)
as shown above.  Please sign, date
and return promptly in the enclosed
envelope.  No postage need be affixed
if mailed in the United States.


       Requests for copies of proxy statements, the Company's Annual Report for Fiscal 2000, or the Company's Annual Report for Fiscal
2000 on Form 10-KSB should be addressed to Shareholder Relations, JLM Couture, Inc., 225 West 37th Street, New York, NY 10018. This material will be furnished without charge to any shareholder requesting it.





































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